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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 28, 2005


                         HARTFORD LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


       CONNECTICUT                   2-46577                    06-0974148
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)              Identification No.)


                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (860) 547-5000

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-112244, as amended), of Hartford Life Insurance Company, filed with the Securities and Exchange Commission on January 27, 2004 and amended on March 16, 2004, May 4, 2004, and July 27, 2004.

      (c)      Exhibits

  EXHIBIT
  NUMBER                                DESCRIPTION
  -------                               -----------

Exhibit 5.1         Opinion of Sidley Austin Brown & Wood LLP.

Exhibit 5.2         Opinion of Counsel of Hartford Life Insurance Company.

Exhibit 8           Opinion of Sidley Austin Brown & Wood LLP.

Consent 23.1        Consent of Sidley Austin Brown & Wood LLP (included in
                    Exhibit 5.1 and Exhibit 8).

Consent 23.2        Consent of Counsel of Hartford Life Insurance Company
                    (included in Exhibit 5.2).

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                         HARTFORD LIFE INSURANCE COMPANY
                                         (REGISTRANT)

DATE:  APRIL 28, 2005                    BY: /s/ JEFFREY L. JOHNSON
                                         ---------------------------------------
                                         Name:  Jeffrey L. Johnson
                                         Title: Assistant Vice President

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                                  EXHIBIT INDEX

  EXHIBIT
  NUMBER                              DESCRIPTION
  -------                             -----------

Exhibit 5.1         Opinion of Sidley Austin Brown & Wood LLP.

Exhibit 5.2         Opinion of Counsel of Hartford Life Insurance Company.

Exhibit 8           Opinion of Sidley Austin Brown & Wood LLP.

Consent 23.1        Consent of Sidley Austin Brown & Wood LLP (included in
                    Exhibit 5.1 and Exhibit 8).

Consent 23.2        Consent of Counsel of Hartford Life Insurance Company
                    (included in Exhibit 5.2).